Confidential-Unilife Corporation Confidential-Unilife Corporation Piper Jaffray Healthcare Conference December 2, 2014 Exhibit 99.1

Confidential-Unilife Corporation Confidential-Unilife Corporation
This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management.  Our management believes that these forward-looking statements are reasonable as and when made.
However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press releases and our SEC filings for more information regarding the use of forward looking statements.
Cautionary Note Regarding Forward-Looking Statements

Confidential-Unilife Corporation
Prefilled Syringes Reconstitution Systems Auto-Injectors Wearable Injectors Ocular Systems
Novel Systems
Investment Highlights

Injectable drug delivery systems
Long-term supply agreements
Compelling business model
A broad portfolio of innovative, differentiated, customizable products
Leveraged by customers to enhance and differentiate injectable therapies
Multiple revenue sources per customer (upfront, customization, sales etc.)
Predictable, recurring revenue over an average 10-15 years
Multiple shots on goal
Target operating margins of 40% or more at full scale commercial supply

Confidential-Unilife Corporation
A Selection of Unilife Customers

As of Sep 30, 2014 Unilife had 15 active programs* with multiple customers across all product platforms.  Most programs remain confidential at this time.
* Includes announced supply agreements

Confidential-Unilife Corporation
Our Annuity-Like Business Model

A broad portfolio
of innovative
product platforms
Customizable product
platforms with market-
leading features and
functionality
Strong IP strategy provides
freedom to operate for
Unilife and customers
become part of
the regulatory label for the
drug  device combination
Long-term
customer supply
agreements
Avg. 10 -15 year supply
agreements provide
continuity of supply to
customer and predictable,
recurring revenue to Unilife
Multiple revenue sources /
customer inc. sales,
exclusivity or upfront fees,
customization programs
and royalties on drug sales
Customers with large
portfolios of approved and
pipeline drugs provide
multiple shots on goal for
commercial launch
Supply direct to
pharmaceutical
companies
B2B model with well
defined list of current and
prospective pharmaceutical
and biotech customers
Customer is primarily
responsible for filling,
packaging, approval, sale
and marketing of
combination product
Targeted sales and
marketing costs less than
1% of operating costs
enable blended operating
margins of 40% or more
Products can

Confidential-Unilife Corporation
Creating Value. Minimizing Risk. Addressing Customer Needs.
•
Large portfolios of
biologics, drugs and
vaccines
•
Specific drug, patient
and commercial needs
per drug  or indication
•
Increasing market
competition
•
Increasing regulatory
pressure
•
A broad market-driven
portfolio of customizable,
differentiated products
•
IP strategy provides
Freedom to Operate
•
Innovation within a
Standard Footprint
•
Dedicated project teams
with deep technical
capabilities
•
Alternative sources for
production and supply
•
Building therapy compliance
•
Driving patient, prescriber
and payer preference
•
Reducing healthcare costs
•
Improving patient care
•
Differentiation from brand
or biogeneric competitors
•
Enhancing or extending
commercial lifecycles
•
Optimizing regulatory
strategies
•
Increasing market share and
maximizing revenue

Unilife
Pharmaceutical or
Biotech Company
Drug-Device
Combination Product
Delivering Brilliance. Together with our Customers.

Participating in Large, Fast-Growing Markets
Market Segment CAGR
*
Device
ASP*
Prefilled Syringes
(ready-to-fill syringes)
8% $0.5 - $2
Wearable Injectors
(Wearable, disposable systems)
105% $25-$35
Reconstitution Systems
(dual-chamber syringes)
9% $5-$50
Auto-Injectors
(Disposable / smart reusable systems)
18%
Disposable
$5-15
Reusable
$200-$500
Ocular Delivery
(Accurate, precise delivery to eye)
23%
$40-200
(often over
$100)
Novel Delivery
23% $100+
* Based on internal estimates of standard industry averages and independent market research data

$-
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025
Injectable Drug Delivery Systems
Market Growth* by Segment 2015 - 2025
Prefilled Syringes
Wearable Injectors
Auto-Injectors
Reconstitution Systems
Ocular Delivery
Novel Devices
Confidential-Unilife Corporation

Confidential-Unilife Corporation
A Broad, Flexible Portfolio for all Injectable Therapies *
Unifill ® Unifill Finesse ™ Unifill Select ™ Unifill Allure ™ Unifill Nexus ™ AutoMix Presto ™ EZMix Genesis ™ EZMix Engage ™ EZMix Prodigy ™
RITA ™ LISA ™
Flex-Therapy ™
Ocu-mix ™
Depot-ject ™
Micro-ject ™
Precision-Therapy ™ Ocu-ject™
*  Excluding insulin. Products have not yet been evaluated by the FDA.

Confidential-Unilife Corporation
Commercial Supply Agreements for Unifill
•
Global supply agreement for Lovenox
®
•
World’s largest selling prefilled drug
•
Supply agreement extending out to 2024
•
Payments of $50MM to-date for exclusive
rights to Unifill in anti-thrombotic market
•
Minimum purchase of 150MM units per
year to maintain exclusivity after ramp
“The deal with Unilife will bring added value to our
customers….Sanofi has kept evolving with cutting edge
technology for delivering its products. This deal
demonstrates an evolution in safety device
syringes” .
Sanofi spokesman Frederic Lemonde*
•
Global supply agreement for initial target list of
20 generics
•
15 year duration with 175MM minimum unit
purchase volumes
•
Exclusive rights to Unifill platform for use with
target generics
•
Payments of $40MM in addition to device sales
“This agreement supports our strategy of developing higher
value products. We look forward to leveraging Unilife’s
innovative platform to differentiate our injectable products, strengthen our competitive position and increase our
market share.”
Said Darwazah, CEO of Hikma^

* www.in-pharmatechnologist.com/Drug-Delivery/Sanofi-Inks-
Deal-for-Prefilled-Syringes-with-Unilife
^ Hikma Press Release. November 20, 2013

Confidential-Unilife Corporation
Supply Agreements for Wearable Injectors
15-Year commercial supply agreement
Unilife sole provider of wearable injectors
for all Sanofi’s applicable drugs
Platform also offered for molecules
developed under joint collaborations
Estimated 5 to 10 molecules will be
delivered in wearable injectors
Multiple indications for some drugs
Each wearable injector drug estimated to
require 5MM units *
Estimated $50MM via customization
programs in addition to product sales
•
Long-term commercial supply agreement
with biologics R&D arm MedImmune
•
Unilife to customize and supply devices
from its platform of wearable injectors for
use with target MedImmune molecules
•
Several drugs may be selected for use
with Unilife's wearable injectors
•
Unilife selected after an extensive
evaluation process
•
Customization programs underway

* Based on industry averages and Unilife estimates

Confidential-Unilife Corporation
The Magnitude of our Supply Agreements
Each supply agreement could sustain Unilife. Together:
Unifill
Finesse
10-Years
Min. 150MM
units^  annually
Unifill
platform
15-Years
Min. 175MM
units^ annually
Wearable injectors
15-Years
5-10 biologics*
Wearable injectors
Long-term (not disclosed)
Several biologics
Scheduled production and supply of more than 400MM units annually across multiple platforms in approximately two years
Wearable injector business alone is on the pathway to generating over a billion dollars in annual revenue
Long-term supply agreements combined with target operating margins of
40% or more underlines our strong inherent value

^ Minimum annual volumes per year following initial ramp program
* Unilife estimates based on industry averages and internal estimates
Average 5MM units annually per wearable injector drug*

Today’s agreement for Depot-ject™

Scheduled conversion after 12-24
month customization and regulatory
approval process for drug-device
combination product
About Depot-ject
Precise implantation of depot
into eye like injection
Designed with minimal steps for
safety, simplicity and convenience
Details of the Agreement
Worldwide 10-year commercial supply agreement with global
pharmaceutical company for use with approved therapy
Treatment of vision impairment associated with a high prevalence disease of the retina
Intravitreal injection for sustained release into the eye over extended period of time
Confidential-Unilife Corporation
*  Products has not yet been evaluated by the FDA.

Additional agreements generate incremental revenue growth

A Large, Growing Commercial Pipeline
* Excludes announced commercial supply agreements on right
Commercial
Pipeline
•Multiple pharma
and biotech
companies
•Many approved
and pipeline drugs
or indications per
customer
•Most companies
seeking multiple
Unilife products
•11 additional
programs* as of Sep
30, 2014
•Spanning all
product platforms
•Customization and
initial supply of
products prior to
commercial launch
with target therapy
Commercial
supply
•Initial key
agreements inc.
•Sanofi (wearable
injectors)
•Medimmune
(wearable
injectors)
• Sanofi (Unifill
Finesse)
•Hikma (Unifill,
Nexus, Allure)
Active
Programs

Confidential-Unilife orporation
Scaling up to meet Accelerating Demand
York, Pennsylvania
Four continents
30 countries
• 160,000 sq. ft. FDA-registered state-of-the-art manufacturing facility
• Commercial supply underway and will accelerate through 2016-2017
• Pre-approval for facility expansion to support accelerating demand
• The world’s largest OEM for medical devices with 200,000 employees.
• Strategic global alliance for alternative production and supply
• Will further enhance Unilife’s supply chain and maximize efficiencies
• The most efficient capital investment strategy for Unilife that will meaningfully reduce cash flow requirements for scale up

Confidential-Unilife Corporation
Delivering Brilliance.
Redefining the Market for Injectable Drug Delivery Systems
•
The most extensive, market-driven portfolio for injectable therapies
•
Signing long-term commercial supply agreements with many of the largest, most innovative pharmaceutical and biotech companies
•
Agreements to generate recurring revenue for avg. 10 to 15 years
•
Incremental agreements to increase revenue and rate of growth
•
Scale-up to commercial launch underway, clear path to profitability